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Household Consumer Loan Trust, Series 1997-2
Deposit Trust Calculations
Previous Due Period Ending                           Jan 31, 2000
Current Due Period Ending                            Feb 29, 2000
Prior Distribution Date                              Feb 14, 2000
Distribution Date                                    Mar 14, 2000


Beginning Trust Principal Receivables            3,883,262,955.14
Average Principal Receivables                    3,883,045,875.41
FC&A Collections (Includes Recoveries)              65,131,529.09
Principal Collections                              117,198,410.85
Additional Balances                                 48,756,508.59
Net Principal Collections                           68,441,902.26
Defaulted Amount                                    28,941,883.40
Miscellaneous Payments                                       0.00
Principal Recoveries                                 1,585,306.00

Beginning Participation Invested Amount            597,650,031.89
Beginning Participation Unpaid Principal           597,650,031.88
Balance
Ending Participation Invested Amount               582,661,431.58
Ending Participation Unpaid Principal Balance      582,661,431.57

Accelerated Amortization Date                        Oct 31, 2002
Is it the Accelerated Amortization Period?                      0
0=No

OC Balance as % of Ending Participation                    9.305%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                   0
Average  >or=4.25%)  0=NO, 1=YES

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                  597,650,031.89
Numerator for Fixed Allocation                     611,279,838.35
Denominator - Max(Sum of Numerators, Principal   3,883,045,875.41
Receivables)
Applicable Allocation Percentage                         15.3913%
Investor FC&A Collections                           10,024,568.78

Series Participation Interest Default Amount
Numerator for Floating Allocation                  597,650,031.89
Denominator - Max(Sum of Numerators, Principal   3,883,045,875.41
Receivables)
Floating Allocation Percentage                           15.3913%
Series Participation Interest Default Amount         4,454,523.10


Principal Allocation Components
Numerator for Floating Allocation                  597,650,031.89
Numerator for Fixed Allocation                     611,279,838.35
Denominator - Max(Sum of Numerators, Principal   3,883,045,875.41
Receivables)

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Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through            7.2500%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                                7.2500%
(c) Rate Sufficient to Cover Interest, Yield              5.9504%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid           597,650,031.88
Principal Balance
(e) Actual days in the Interest Period                         29
Series Participation Monthly Interest, [a*d*e]       3,490,442.20

Series Participation Interest Interest                       0.00
Shortfall
Previous Series Participation Interest Interest              0.00
Shortfall

Additional Interest                                          0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,           14,988,600.31
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       10,534,077.21
or e]
(b) prior to Accelerated Amort. Date or not         10,534,077.21
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                       15.3913%
(d) Net Principal Collections                       68,441,902.26
(e) after Accelerated Amort Date or Early Amort     18,449,698.49
Period, [f*g]
(f) Fixed Allocation Percentage                          15.7423%
(g) Collections of Principal                       117,198,410.85

(h) Minimum Principal Amount, [Min(i,l)]             8,693,777.60
(i)  Floating Allocation Percentage of              18,038,322.55
Principal Collections
(j)  2.5% or 2.2% of the Series Participation       13,148,300.70
Interest Invested Amount
(k) Series Participation Interest Net Default        4,454,523.10
Payment Amount
(l)  the excess of (j) over (k)                      8,693,777.60

(m) Series Participation Interest Net Default        4,454,523.10
Payment Amount

(n) Optional Repurchase Amount (principal only)              0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     10,024,568.78
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                  0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other                0.00
than HFC
Series Participation Interest Monthly Interest       3,490,442.20
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall              0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                       0.00
Series Participation Interest Default Amount         4,454,523.10
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-             0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                   996,083.39
Excess [Sec. 4.11(a)(vi)]                            1,083,520.09

Series Participation Investor Charge Off [Sec.               0.00
4.12(a)]

Seller's Interest                                  901,502,076.32


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Series 1997-2  Owner Trust Calculations
Due Period Ending  Feb 29, 2000
Payment Date       Mar 15, 2000



Calculation of Interest Expense


Index (LIBOR)                5.885000%

Accrual end date          Mar 15, 2000
accrual beginning date    Feb 15, 2000
days in Interest Period             29


                Class A-1    Class A-2  Class A-3    Class B    Certificates    Overcoll
                                                                                 Amount
Beginning     310,650,667   48,000,000  90,000,000  56,236,260  41,835,502     50,927,603
Unpaid
Principal
Balance

Previously           0.00         0.00        0.00        0.00        0.00
unpaid
interest/yield

Spread to           0.18%        0.29%       0.40%       0.65%       1.00%
index

Rate            6.065000%    6.175000%   6.285000%   6.535000%   6.885000%
(capped at
12.5%, 14%,
14%, 14%,15%)

Interest/Yield  1,517,744      238,767     455,663     296,045     232,030
Payable on
the Principal
Balance

Interest on          0.00         0.00        0.00        0.00        0.00
previously
unpaid
interest/yield

Interest/Yield  1,517,744      238,767     455,663     296,045     232,030
Due

Interest/Yield  1,517,744      238,767     455,663     296,045     232,030
Paid



SUMMARY



Beginning     310,650,667   48,000,000  90,000,000  56,236,260  41,835,502     50,927,603
Security
Balance

Beginning     310,650,667   48,000,000  90,000,000  56,236,260  41,835,502
Adjusted
Balance

Principal       7,791,233         0.00        0.00   4,871,295   1,049,202      1,401,381
Paid

Ending
Security      302,859,434   48,000,000  90,000,000  51,364,965   40,786,300    49,650,732
Balance

Ending
Adjusted      302,859,434   48,000,000  90,000,000  51,364,965   40,786,300
Balance

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Ending                                                             7.0000%
Certificate
Balance as
% Participation
Interest Invested
Amount

Targeted
Balance       302,983,944   64,092,757  91,838,744  51,364,965  40,786,300

Minimum                     16,000,000  30,000,000  19,000,000  14,000,000     17,000,000
Adjusted
Balance

Certificate                                                      5,885,463
Minimum
Balance

Ending OC                                                                      32,069,522
Amount as
Holdback
Amount

Ending OC                                                                      17,581,210
Amount as
Accelerated
Prin Pmts


Beginning            0.00         0.00        0.00        0.00        0.00           0.00
Net Charge
offs

Reversals            0.00         0.00        0.00        0.00        0.00           0.00

Charge Offs          0.00         0.00        0.00        0.00        0.00           0.00

Ending Net
Charge Offs          0.00         0.00        0.00        0.00        0.00           0.00

Interest/Yield
Paid per $1000 $1.6641932   $4.9743056  $5.0629167  $5.1937695  $5.5245274

Principal Paid
Per $1000      $8.5430182   $0.0000000  $0.0000000 $85.4613175 $24.9810005


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Series 1997-2  Owner Trust Calculations
Due Period                                         February 2000
Payment Date                                        Mar 15, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections       14,988,600.31
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                         124,510.42

Series Participation Interest Monthly Interest      3,490,442.20

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.         1,517,744.24
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           238,766.67
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           455,662.50
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             296,044.86
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        232,030.15
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-      7,666,722.19
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance         4,871,295.10
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

 Pay Certificate Yield if not paid pursuant to              0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance     1,049,202.02
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt         1,401,381.00
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)           124,510.42
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(f)

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Remaining Amounts to Holder of Designated             625,683.36
Certificate - Sec. 3.05(a)(vii)




Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt     1,401,381.00
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total          124,510.42
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback     1,276,870.58
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate           10,492.02

  0.00        0.00
Charge offs          0.00       0.00        0.00       0.00
  0.00        0.00
Ending Net           0.00       0.00        0.00       0.00
  0.00        0.00
Charge Offs


Interest/Yi    $1.6641932 $4.9743056  $5.0629167 $5.1937695
$5.5245274
eld Paid
per $1000
Principal      $8.5430182 $0.0000000  $0.0000000 $85.4613175
$24.9810005
Paid per
$1000



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